EIGHTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED
MASTER CREDIT FACILITY AGREEMENT

(MAA II)

THIS EIGHTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is effective as of the 30th day of January, 2008, by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the “REIT”), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“OP”) (the REIT and OP being collectively referred to as “Borrower”), and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation (“Lender”).

RECITALS

A.           Borrower and Lender are parties to that certain Master Credit Facility Agreement dated as of the 22nd day of August, 2002, by and between Borrower and Lender, which was amended and restated pursuant to that certain Amended and Restated Master Credit Facility Agreement dated as of December 10, 2003, which has been further amended and restated pursuant to that certain Second Amended and Restated Master Credit Facility Agreement dated as of March 30, 2004, as amended by that certain: First Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of March 31, 2004, Second Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of April 30, 2004, Third Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of August 3, 2004, Fourth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of August 31, 2004, Fifth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of October 1, 2004, Sixth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 1, 2004, Seventh Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 15, 2004, Eighth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of March 31, 2005, Ninth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of September 23, 2005, Tenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 16, 2005, Eleventh Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of February 22, 2006, Twelfth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of April 3, 2006, Thirteenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of April 28, 2006, Fourteenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of December 28, 2006, Fifteenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of February 15, 2007, Sixteenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of July 1, 2007, and Seventeenth Amendment to Second Amended and Restated Master Credit Facility Agreement dated as of September 1, 2007 (as amended, modified or restated from time to time, the “Master Agreement”).

B.           All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of August 22, 2002 and that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of December 10, 2003 and that certain Assignment of Collateral Agreements and Other Loan Documents dated as of March 31, 2004 (collectively, the “Assignment”).  Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment.  Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the loan set forth in the Master Agreement.

C.           Borrower and Lender are executing this Amendment to reflect (i) the extension of the Variable Facility Termination Date (the “Extension”) as reflected on Schedule I to the Master Agreement attached hereto and (ii) the pledge of additional Approved Swaps as reflected on Schedule II to the Master Agreement attached hereto.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Schedule I.                                Borrower and Lender hereby agree to extend the Variable Facility Termination Date under the Master Agreement as set forth on Schedule I.  Accordingly, Schedule I is hereby deleted in its entirety and replaced with the Schedule I attached to this Amendment.

Section 2. Schedule II.  Schedule II is hereby deleted in its entirety and replaced with the Schedule II attached to this Amendment.

Section 3. Extension Fee.   In connection with the Extension, Borrower shall pay to Lender an Extension Fee of $988,000.

Section 4. Capitalized Terms.  All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 5. Reaffirmation.  Borrower hereby reaffirms its obligations under the Master Agreement.

Section 6. Full Force and Effect.  Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 7. Counterparts.  This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

MID-AMERICA APARTMENT COMMUNITIES,
INC., a Tennessee corporation

By:  /s/ Al Campbell
Name:  Al Campbell
Title:  Executive Vice President and Treasurer

MID-AMERICA APARTMENTS, L.P.,
a Tennessee limited partnership

By:  Mid-America Apartment Communities, Inc.,
a Tennessee corporation, its general partner

By:  /s/ Al Campbell
Name:  Al Campbell
Title:  Executive Vice President and Treasurer

LENDER:

PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation

By: /s/ Sharon D. Callahan
Name:  Sharon D. Callahan
Title:  Vice President